GATEWAY ENERGY CORPORATION

Common Stock
Subscription Agreement

This Subscription Agreement (this "Agreement"), dated as of February 7, 2013, is between Gateway Energy Corporation (the "Company") and GreyCap Energy LLC (the "Investor"). The parties agree as set forth below.

1. Sale and Purchase of the Common Stock. Subject to the terms and conditions of this Agreement, effective upon the satisfaction of the conditions precedent set forth in Section 2, the Company hereby sells to the Investor, and the Investor hereby subscribes for and purchases from the Company, 6,250,000 shares (the "Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock").

2. Closing of the Sale and Purchase of the Shares. The closing (the "Closing") of the transactions contemplated hereby shall occur immediately following the satisfaction of the following conditions precedent: (i) the consummation of the transactions contemplated by the Asset Sales Agreement, dated December 12, 2012, between Gateway Pipeline USA Corporation and GEC Holding, LLC and (ii) the execution of the Fifth Amendment to the Loan Agreement, dated December 7, 2009, among the Company, Meridian Bank Texas and the guarantors party thereto, as amended from time to time. At the Closing, (a) the Investor shall pay an aggregate purchase price equal to $250,000 (the "Purchase Price") for the Shares, which shall be paid to the Company at Closing by wire transfer of immediately funds, and (b) the Company shall deliver a stock certificate to the Investor representing the number of Shares purchased by the Investor hereunder.

3. Representations and Warranties of the Investor. The Investor represents and warrants to the Company that each of the following statements is true and correct as of the date hereof and as of the Closing:

(a) Organization, Qualification and Authority of the Investor. The Investor has been duly formed and validly existing as a limited liability company in good standing under the laws of Texas. The Investor has all requisite organizational power and authority to enter into, execute, deliver and perform all of its duties and obligations under this Agreement

(b) Valid and Binding Effect. This Agreement is the valid and binding obligation of the Investor, enforceable in accordance with its terms, except as the enforcement may be limited by bankruptcy and other laws of general application relating to creditor's rights or general principles of equity. The execution, delivery and performance of this Agreement and the payment of the Purchase Price have been duly authorized by all necessary action on the part of the Company. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority is required to be obtained in connection with the execution, delivery and performance of this Agreement or the payment of the Purchase Price.

(c) Conflict with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby

by the Investor do not and will not: (i) conflict with or result in any default under any contract, obligation or commitment of the Investor or any provision of the Investor's organizational documents or operating agreement; (ii) result in the creation of any lien, charge or encumbrance of any nature upon any of the properties or assets of the Investor or (iii) violate any instrument, agreement, judgment, decree or order, or any statute, rule or regulation of any federal, state or local government or agency, applicable to the Investor or to which the Investor is a party.

(d) Accuracy of Information. All of the information provided by the Investor in this Agreement is true, correct and complete in all respects.

(e) Investment Representation and Warranty. The Investor is acquiring the Shares for the Investor's own account, not with a view to or for sale in connection with any distribution of all or any part of such Shares. The Investor hereby agrees that the Investor will not, directly or indirectly, assign, transfer, offer, sell, pledge, hypothecate or otherwise dispose of all or any part of such Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Shares) except in accordance with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act") or an exemption from such registration provisions, and with any applicable state or other securities laws.

(f) Accredited Investor. The Investor (i) is knowledgeable and experienced with respect to the financial, tax and business aspects of the ownership of the Shares and of the business contemplated by the Company and is capable of evaluating the risks and merits of purchasing the Shares and, in making a decision to proceed with this investment, has not relied upon any representations, warranties or agreements, other than those set forth in this Agreement, and (ii) can bear the economic risk of an investment in the Company for an indefinite period of time, and can afford to suffer the complete loss thereof. The Investor represents and warrants that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

(g) Suitability. The Investor has evaluated the risks involved in investing in the Shares and has determined that the Shares are a suitable investment for the Investor. Specifically, the aggregate amount of the investments that the Investor has in, and the Investor's commitments to, all similar investments that are illiquid is reasonable in relation to the Investor's net worth, both before and after the subscription for and purchase of the Shares pursuant to this Agreement.

(h) Transfers and Transferability. The Investor understands and acknowledges that the Shares have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be resold or transferred unless they are subsequently registered under the Securities Act and such applicable state securities laws or unless an exemption from such registration is available. The Investor also understands that the Company does not have any obligation or intention to register the Shares for sale under the Securities Act, any state securities laws or of supplying the information which may be necessary to enable the Investor to sell Shares; and that the Investor has no right to require the registration of the Shares under the Securities Act, any state securities laws or other applicable securities regulations.

(i) The Investor acknowledges and agrees that the certificates representing the Shares shall bear a restrictive legend in substantially the following form:

> "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED IN A TRANSACTION THAT WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION THEREFROM TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR LAWS";

(j) No Distribution. The Investor represents and warrants further that the Investor has no contract, understanding, agreement or arrangement with any person to sell or transfer or pledge to such person or anyone else any of the Shares for which the Investor hereby subscribes (in whole or in part); and the Investor represents and warrants that the Investor has no plans to enter into any such contract, undertaking, agreement or arrangement.

(k) No Public Market. The Investor understands that the Shares and the Company's Common Stock are not traded on any stock exchange or listing service. The Investor is aware and acknowledges that, because of the substantial restrictions on the transferability of the Shares, it will not be possible for the Investor to liquidate its investment in the Company readily, even in the case of an emergency.

(l) Residence. The Investor maintains its domicile or principal place of business in the State of Texas.

(m) Adequacy of Review. The Investor has received and had an adequate opportunity to carefully review the Company's (i) Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (including the risk factors set forth therein), (i) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012, (iii) Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission ("SEC") on December 13, 2012, October 16, 2012, August 20, 2012, June 21, 2012 and March 6, 2012, (iv) proxy statement for its 2012 annual meeting of stockholders and (v) other filings made with the SEC, including its organizational and governance documents. All documents, records, and books pertaining to the purchase of the Shares requested by the Investor have been made available or delivered to, and have been examined by the Investor. The Investor has had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on the Company's behalf, concerning the terms and conditions of this investment in the Company.

3.2 Reliance. The Investor acknowledges that the Investor's representations, warranties, acknowledgments and agreements in this Agreement will be relied upon by the Company in determining the Investor's suitability as a purchaser of the Shares.

3.3 No Recommendation. No foreign, federal, or state authority has made a finding or determination as to the fairness for investment of the Common Stock and no foreign, federal or state authority has recommended or endorsed or will recommend or endorse this placement.

4. Representations and Warranties of the Company. The Company represents and warrants to the Investors that each of the following statements is true and correct as of the date hereof and as of the Closing:

(a) Organization, Qualification and Authority of the Company. The Company has been duly formed and validly existing as a corporation in good standing under the laws of Delaware. The Company has all requisite organizational power and authority to enter into, execute, deliver and perform all of its duties and obligations under this Agreement

(b) Valid and Binding Effect. This Agreement is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforcement may be limited by bankruptcy and other laws of general application relating to creditor's rights or general principles of equity. The execution, delivery and performance of this Agreement and the issuance of the Shares have been duly authorized by all necessary action on the part of the Company. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority is required to be obtained in connection with the execution, delivery and performance of this Agreement or the issuance of the Shares.

(c) Conflict with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not: (i) conflict with or result in any default under any contract, obligation or commitment of the Company or any provision of the Company's certificate of incorporation or bylaws; (ii) result in the creation of any lien, charge or encumbrance of any nature upon any of the properties or assets of the Company or (iii) violate any instrument, agreement, judgment, decree or order, or any statute, rule or regulation of any federal, state or local government or agency, applicable to the Company or to which the Company is a party.

(d) Shares. The Shares, when issued in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, and will be free of restrictions on transfer other than restrictions on transfer under the applicable state and federal securities laws.

(e) EXCEPT AS STATED IN THIS SECTION 4, THE COMPANY MAKES NO REPRESENTATIONS AND WARRANTIES.

5. Certain Agreements.

(a) Board Nominee. As promptly as reasonably practicable following the Closing, the Company shall appoint an individual identified in writing by the Investor and reasonably acceptable to the Company as a director of the Company (the "Appointed Director"). The Appointed Director shall serve as a director on the Company's Board of Directors (the "Board") through the date of the Company's 2013 annual meeting of stockholders, or until his successor is duly elected and qualified. The Company shall use its reasonable best efforts to

cause the Board and its nominating committee to nominate the Appointed Director or any Replacement Candidate (as defined below) to stand for election at the 2013 annual meeting of stockholders. In the case of the death, disability, resignation or removal of the Appointed Director (or any replacement therefor), the Investor shall have the right to identify a candidate to serve as a replacement director to the nominating committee of the Board, which candidate shall be reasonably acceptable to the Company (the "Replacement Candidate"). The Replacement Director shall be promptly reviewed and recommended by the nominating committee of the Board and elected by the Board, provided that the Board does not advance a reasonable objection to such Replacement Director (in which case such Replacement Director shall not be elected).

(b) Preemptive Right. If the Company proposes to sell any Equity Securities within two (2) years of the date hereof, the Company shall notify the Investor in writing of such proposed transaction (the "Preemptive Right Notice") at least three business days prior to the closing of such proposed transaction. The Preemptive Right Notice shall describe the proposed sale and contain an offer to sell to the Investor (or an affiliated fund over which the Investor has investment control (an "Affiliated Fund")), on the same terms, at the same price and for the same consideration (subject to the fifth sentence of this section) to be paid by the proposed buyer(s), additional Equity Securities of the same class and type, and on the same terms, being offered to the proposed buyer(s) in an amount up to the product obtained by multiplying (i) the number of Equity Securities being offered to the proposed buyer(s) by (ii) the lesser of (x) 20.4% or (y) a fraction, the numerator of which is the number of shares of common stock owned by the Investor at the time of the Preemptive Right Notice and the denominator of which is the total number of issued and outstanding shares of common stock at such time. Within two business days after receiving the Preemptive Right Notice from the Company, the Investor will send written notice to the Company confirming whether the Investor (or an Affiliated Fund) will be exercising the preemptive right described in this section, which notice, if in the affirmative, will include the number of Equity Securities that the Investor (or an Affiliated Fund) intends to acquire. If the Investor does not provide any notice within such two business day period, the undersigned shall have been deemed to have waived its preemptive rights hereunder in respect of such transaction. If the purchase price for the Equity Securities to be paid by the proposed buyer is in some form other than cash, undersigned may pay for the additional Equity Securities it is entitled to purchase hereunder in cash (with the fair market value of any non-cash consideration to be paid by such buyer to be determined in good faith and mutually agreed to by the Company and the Investor). For purposes of this section, "Equity Securities" means any shares of common stock of the Company and any rights, options or warrants to purchase such shares of common stock and any securities of any type whatsoever that are convertible or exchangeable for shares of common stock; provided however, that "Equity Securities" shall not include any of the following (i) shares of common stock or other securities issued on a pro rata basis as a dividend or distribution on, or in connection with a split of or recapitalization of, any of the capital stock of the Company, (ii) securities issued by the Company pursuant to any acquisition of property, assets or another entity (whether via merger, consolidation or otherwise), (iii) securities issued by the Company in any other strategic corporate transaction, strategic alliance or corporate partnership, (iv) securities issued as part of any credit facility or similar loan agreement and (iv) securities issued as compensation for services, including in connection with any employee stock incentive plan.

6. General Contractual Matters.

6.1 Amendments and Waivers. This Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Investor and the Company. No other course of dealing between the Company and the Investor or any delay in exercising any rights hereunder or under this Agreement shall operate as a waiver of any rights of any such parties.

6.2 Assignment. Each party hereto agrees that neither this Agreement nor any rights which may accrue to it hereunder may be transferred or assigned.

6.3 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (EXCEPT INSOFAR AS AFFECTED BY THE SECURITIES OR "BLUE SKY" LAWS OF THE STATE OR SIMILAR JURISDICTION IN WHICH THE SALE AND PURCHASE DESCRIBED HEREIN HAS BEEN MADE TO THE INVESTOR).

6.4 Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matters here and therein, and supersedes all prior oral or written and all contemporaneous oral negotiations, representations, covenants, or other agreements.

6.5 Remedies. The Investor shall have all rights and remedies set forth in this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

6.6 Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or electronic mail, shall be treated in all manner and respects as an original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

6.7 Further Assurances. The parties shall execute and deliver all documents, provide all information and take, or refrain from taking, such actions as may be reasonably necessary or appropriate to achieve the purposes of this Agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above.

GATEWAY ENERGY CORPORATION

By: [signature]
Name: Frederick Pevow
Title: Chief Executive Officer

GREYCAP ENERGY LLC

By: [signature]
Name: Brian E. Crosswell
Title: Managing Director